VISION RENU CORPORATION
BALANCE SHEETS
December 31, 2025 and 2024

(Expressed in TWN/USD)

ASSETS	2025.12.31 TWN	2025.12.31 USD (Rate 31.43)	%	2024.12.31 TWN	2024.12.31 USD (Rate 31.43)	%
Current Assets						
Cash and cash equivalents	$ 2,153,200	68,508	3.39	20,539,897	653,512	26.93
Notes and Accounts receivable	2,851,537	90,727	4.49	427,220	13,593	0.56
Accounts receivable–related parties	2,596,099	82,599	4.08	2,340,154	74,456	3.07
Inventories	1,935,068	61,568	3.05	241,556	7,686	0.32
Prepaid income tax	5,196	165		3,064	97	
Other receivables–related parties	1,491,626	47,459	2.35	884,189	28,132	1.16
Other current assets	1,046,700	33,303	1.65	957,057	30,450	1.25
Total Current Assets	12,079,426	384,328	19.01	25,393,137	807,927	33.29
Non-current Assets						
Financial Assets at Fair Value through Other Comprehensive Income - Non-current	47,646,240	1,515,948	74.97	46,063,409	1,465,587	60.40
Property, Plant and Equipment	3,021,805	96,144	4.75	3,743,005	119,090	4.91
Other receivables–related parties	60,000	1,909	0.09	420,000	13,363	0.55
Other Non-current Financial Assets	747,838	23,794	1.18	651,466	20,728	0.85
Total Non-current Assets	51,475,883	1,637,795	80.99	50,877,880	1,618,768	66.71
Total Assets	$ 63,555,309	2,022,122	100.00	76,271,017	2,426,695	100.00

LIABILITIES AND STOCKHOLDER'S EQUITY	2025.12.31 TWN	2025.12.31 USD	%	2024.12.31 TWN	2024.12.31 USD	%
Current Liabilities						
Accounts payable	$ 115,037	3,660	0.18	110,593	3,519	0.15
Other accrued expenses payable	1,789,632	56,940	2.82	2,966,662	94,390	3.89
Unearned Revenue	860,554	27,380	1.35	889,346	28,296	1.16
other current liabilities	15,617	497	0.02	12,663	403	0.02
Total Current Liabilities	2,780,840	88,477	4.37	3,979,264	126,607	5.22
Non-current Assets						
Other long-term payables	-	-	-	328,408	10,449	0.43
Guarantee deposit received	18,000	573	0.03	18,000	573	0.02
Other Non-current Liabilities-Credit Balance of Equity-method Investments	3,594,373	114,361	5.66	2,870,749	91,338	3.76
Total Non-current Liabilities	3,612,373	114,934	5.69	3,217,157	102,359	4.21
Total Liabilities	6,393,213	203,411	10.06	7,196,421	228,967	9.43
Stockholder's Equity						
Common Stock	180,161,900	5,732,164	283.47	180,161,900	5,732,164	236.21
Additional Paid-in Capital	24,577,983	781,991	38.67	24,577,983	781,991	32.22
Accumulated Deficit	(138,989,307)	(4,422,186)	(218.69)	(125,349,528)	(3,988,213)	(164.34)
Other Equity	(8,588,480)	(273,257)	(13.51)	(10,315,759)	(328,214)	(13.53)
Total Stockholder's Equity	57,162,096	1,818,711	89.94	69,074,596	2,197,728	90.57
Total Liabilities and Stockholder's Equity	$ 63,555,309	2,022,122	100.00	76,271,017	2,426,695	100.00

NOTE:
The financial statements are expressed in New Taiwan Dollars (NT$). The translation of NT$ amounts into U.S. Dollar (US$) amounts is included solely for the convenience of the reader and has been made at the rate of NT$ 31.43 to US$1.00, the exchange rate prevailing on December 31, 2025. No representation is made that the NT$ amounts could have been, or could be, converted into US$ at that or any other rate."

VISION RENU CORPORATION
STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2025 and 2024

			Rate	31.43		Rate	31.43
			2025			2024	
		TWN	USD	%	TWN	USD	%
REVENUE							
Sales Revenue	$	4,551,399	144,811	100.00	5,550,859	176,610	100.00
Sales Discounts and Allowances		-	-	-	-	-	-
Toal Sales Revenue		4,551,399	144,811	100.00	5,550,859	176,610	100.00
COST		(1,638,807)	(52,141)	(36.01)	(2,777,550)	(88,373)	(50.04)
Gross Profit		2,912,592	92,669	63.99	2,773,309	88,238	49.96
Operating Expenses							
Selling and Marketing		(4,098,844)	(130,412)	(90.06)	(2,380,560)	(75,742)	(42.89)
General and Administrative		(8,164,050)	(259,753)	(179.36)	(7,871,090)	(250,432)	(141.80)
Research and Development		(4,193,128)	(133,412)	(92.13)	(2,114,009)	(67,261)	(38.08)
Total Operating Expenses		(16,456,022)	(523,577)	(361.55)	(12,365,659)	(393,435)	(222.77)
Income(Loss) From Operations		(13,543,430)	(430,908)	(297.56)	(9,592,350)	(305,197)	(172.81)
Non-Operating Income and Expenses							
Other Income		1,052,012	33,472	23.11	111,907	3,561	2.02
Other Gains and Losses		(142,697)	(4,540)	(3.14)	4,846,050	154,185	87.30
Finance Costs		(137,592)	(4,378)	(3.02)	(923,921)	(29,396)	(16.65)
Share of Profit (Loss) of Subsidiaries, Associates and Joint Ventures Accounted for Using Equity Method		(868,072)	(27,619)	(19.07)	(1,085,954)	(34,552)	(19.56)
Total Non-Operating Income and Expenses		(96,349)	(3,066)	(2.12)	2,948,082	93,798	53.11
Loss Before Income Tax		(13,639,779)	(433,973)	(299.68)	(6,644,268)	(211,399)	(119.70)
Less: Income Tax expense		-	-	-	(1,182,738)	(37,631)	(21.31)
Loss for the Period		(13,639,779)	(433,973)	(299.68)	(7,827,006)	(249,030)	(141.01)
Other Comprehensive Income:							
Items that will not be Reclassified Subsequently to Profit or Loss							
Unrealized Gains (Losses) on Investments in Equity Instruments Measured at Fair Value Through Other Comprehensive Income		1,582,831	50,361	34.78	1,098,513	34,951	19.79
Less: Income Tax Related to Items that will not be Reclassified		-	-	-	-	-	-
Total Items that will not be Reclassified Subsequently to Profit or Loss		1,582,831	50,361	34.78	1,098,513	34,951	19.79
Items that may be Reclassified Subsequently to Profit or Loss							
Exchange differences on translation of foreign operations		144,448	4,596	3.17	(160,186)	(5,097)	(2.89)
Less: Income tax related to items that will not be reclassified		-	-	-	-	-	-
Total Items that may be Reclassified Subsequently to Profit or Loss		144,448	4,596	3.17	(160,186)	(5,097)	(2.89)
Other Comprehensive Income for the Period, Net of Tax		1,727,279	54,956	37.95	938,327	29,855	16.90
Total Comprehensive Income For The Period	$	**(11,912,500)**	**(379,017)**	**(261.73)**	**(6,888,679)**	**(219,175)**	**(124.11)**
Loss Per Share							
Basic Loss Per Share	$	**(0.76)**	**(0.024)**		**(0.43)**	**(0.014)**	

NOTE:
The financial statements are expressed in New Taiwan Dollars (NT$). The translation of NT$ amounts into U.S. Dollar (US$) amounts is included solely for the convenience of the reader and has been made at the rate of NT$ 31.43 to US$1.00, the exchange rate prevailing on December 31, 2025. No representation is made that the NT$ amounts could have been, or could be, converted into US$ at that or any other rate."

VISION RENU CORPORATION
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2025 and 2024

(Expressed in TWN/USD)

Rate	31.43		Additional Paid-in Capital				Retained Earnings		Other Equity Items					
	Common Stock		Premium on Capital Stock		Expired Stock Options		Accumulated Deficit		Exchange Differences on Translation of Foreign Operations		Unrealized Gains (Losses) on Investments in Equity Instruments Measured at Fair Value Through Other Comprehensive Income		Total equity	
Item	TWN	USD	TWN	USD	TWN	USD	TWN	USD	TWN	USD	TWN	USD	TWN	USD
Balance at January 1, 2024	$ 179,593,750	5,714,087	23,566,868	749,821	727,040	23,132	(117,522,522)	(3,739,183)	(250,439)	(7,968)	(11,003,647)	(350,100)	75,111,050	2,389,788
Capital Increase by Cash	568,150	18,077	284,075	9,038	-	-	-	-	-	-	-	-	852,225	27,115
Net Loss for the Period	-	-	-	-	-	-	(7,827,006)	(249,030)	-	-	-	-	(7,827,006)	(249,030)
Other Comprehensive Income For the Period	-	-	-	-	-	-	-	-	(160,186)	(5,097)	1,098,513	34,951	938,327	29,855
Total Comprehensive Income for the Period	-	-	-	-	-	-	(7,827,006)	(249,030)	(160,186)	(5,097)	1,098,513	34,951	(6,888,679)	(219,175)
Balance at December 31, 2024	180,161,900	5,732,164	23,850,943	758,859	727,040	23,132	(125,349,528)	(3,988,213)	(410,625)	(13,065)	(9,905,134)	(315,149)	69,074,596	2,197,728
Net Loss for the Period	-	-	-	-	-	-	(13,639,779)	(433,973)	-	-	-	-	(13,639,779)	(433,973)
Other Comprehensive Income For the Period	-	-	-	-	-	-	-	-	144,448	4,596	1,582,831	50,361	1,727,279	54,956
Total Comprehensive Income for the Period	-	-	-	-	-	-	(13,639,779)	(433,973)	144,448	4,596	1,582,831	50,361	(11,912,500)	(379,017)
Balance at December 31, 2025	$ 180,161,900	5,732,164	23,850,943	758,859	727,040	23,132	(138,989,307)	(4,422,186)	(266,177)	(8,469)	(8,322,303)	(264,789)	57,162,096	1,818,711

NOTE:
The financial statements are expressed in New Taiwan Dollars (NT$). The translation of NT$ amounts into U.S. Dollar (US$) amounts is included solely for the convenience of the reader and has been made at the rate of NT$ 31.43 to US$1.00, the exchange rate prevailing on December 31, 2025. No representation is made that the NT$ amounts could have been, or could be, converted into US$ at that or any other rate.

VISION RENU CORPORATION
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2025 and 2024

(Expressed in TWN/USD)

		Rate	31.43	Rate	31.43
		2025		2024	
		TWN	USD	TWN	USD
CASH FLOWS FROM OPERATING ACTIVITIES					
Net Loss	$	(13,639,779)	(433,973)	(6,644,268)	(211,399)
Adjustments:					
Income and expense items not affecting cash flows:					
Depreciation expense		721,200	22,946	1,205,086	38,342
Share of profit (loss) of subsidiaries, associates and joint ventures accounted for using equity method		868,072	27,619	1,085,954	34,552
Gains on disposal of property, plant and equipment		-	-	(4,699,470)	(149,522)
Interest income		(151,926)	(4,834)	(91,331)	(2,906)
Interest expense		137,592	4,378	923,921	29,396
Net changes in operating assets and liabilities:					
Notes and Accounts receivable		(2,680,262)	(85,277)	(119,822)	(3,812)
Inventories		(1,693,512)	(53,882)	66,266	2,108
Prepaid income tax		(2,132)	(68)	(3,064)	(97)
Other current assets		(89,643)	(2,852)	178,172	5,669
Accounts payable		4,444	141	(38,611)	(1,228)
Other accrued expenses payable		(965,438)	(30,717)	1,410,266	44,870
Unearned Revenue		(28,792)	(916)	(85,246)	(2,712)
Other current liabilities		2,954	94	(1,139)	(36)
Cash outflow generated from operations		(17,517,222)	(557,341)	(6,813,286)	(216,777)
Income taxes paid		-	-	(1,182,738)	(37,631)
Interest paid		(137,592)	(4,378)	(923,921)	(29,396)
Interest received		145,497	4,629	73,782	2,348
Net cash flows from (used in) operating activities		(17,509,317)	(557,089)	(8,846,163)	(281,456)
Cash flows from investing activities					
Acquisition of property, plant and equipment		(540,000)	(17,181)	(720,000)	(22,908)
Proceeds from disposal of property, plant and equipment		-	-	68,247,306	2,171,406
Decrease (increase) in other receivables - related parties		(241,008)	(7,668)	156,260	4,972
Increase in other non-current assets		(96,372)	(3,066)	(504,530)	(16,052)
Net cash flows from (used in) investing activities		(877,380)	(27,915)	67,179,036	2,137,418
Cash flows from financing activities					
Decrease in bank borrowings		-	-	(10,000,000)	(318,167)
Decrease in long-term borrowings		-	-	(35,472,212)	(1,128,610)
Capital increase by cash		-	-	852,225	27,115
Net cash flows from (used in) financing activities		-	-	(44,619,987)	(1,419,662)
Net increase (decrease) in cash and cash equivalents		(18,386,697)	(585,005)	13,712,886	436,299
Cash and cash equivalents at beginning of period		20,539,897	653,512	6,827,011	217,213
Cash and cash equivalents at end of period	$	2,153,200	68,508	20,539,897	653,512

NOTE:

The financial statements are expressed in New Taiwan Dollars (NT$). The translation of NT$ amounts into U.S. Dollar (US$) amounts is included solely for the convenience of the reader and has been made at the rate of NT$ 31.43 to US$1.00, the exchange rate prevailing on December 31, 2025. No representation is made that the NT$ amounts could have been, or could be, converted into US$ at that or any other rate.